OCEAN STATE POWER
AMENDMENT NO. 3 TO
AMENDED AND RESTATED GENERAL PARTNERSHIP AGREEMENT
DATED AS OF DECEMBER 2, 1988

This AMENDMENT NO. 3 TO AMENDED AND RESTATED GENERAL
PARTNERSHIP AGREEMENT dated as of December 2, 1988 (this "Amend-ment"), is dated as of the 12th day of November, 1992, by and among the undersigned parties.

W I T N E S S E T H:

     WHEREAS, Ocean State Power ("OSP"), a general partnership, was originally organized under the laws of The Commonwealth of Massachusetts pursuant to a General Partnership Agreement, dated as of December 30, 1985 (the "Original Agreement"), and was continued and reorganized under the laws of the State of Rhode Island pursuant to an Amended and Restated General Partnership Agreement, dated as of December 2, 1988;

     WHEREAS, Ocean State Power Company and JMAI Power Corpora-tion, the original partners in OSP, amended and restated in full the Original Agreement in order to set out the rights, obligations and duties of the general partners of OSP;

     WHEREAS, Ocean State Power Company and JMAI Power Corpora-tion admitted additional partners pursuant to the above-mentioned
OSP Amended and Restated General Partnership Agreement, dated as of December 2, 1988;

     WHEREAS, the Amended and Restated General Partnership Agreement was Amended by the First Amendment to Amended and Restated General Partnership Agreement, dated as of March 27, 1989, and Amendment No. 2 to Amended and Restated General Partnership Agreement, dated as of December 31, 1990;

     WHEREAS, Ocean State Power Company and JMAI Power Corpora-tion are wholly-owned subsidiaries of J. Makowski Company, Inc., a Delaware corporation;

     WHEREAS, J. Makowski Company, Inc., proposes to merge JMAI Power Corporation and Ocean State Power Company into JMC Ocean State Corporation, a Rhode Island corporation, pursuant to a certain Agreement and Plan of Merger dated as of November 5, 1992; and

     WHEREAS, Section 10.2.1 of the Partnership Agreement
(defined hereinafter) permits the transfer by a partner of all or any part of its right, title and interest in OSP to another corporation upon the terms and conditions set forth therein;

     NOW, THEREFORE, in consideration of the foregoing, the mutual covenants, agreements and promises hereinafter set forth and for other good and valuable consideration the receipt and suf-ficiency of which hereby is acknowledged, and of the mutual covenants herein contained, the parties hereto, intending to be legally bound mutually covenant and agree as follows:

     1. Definitions. "Partnership Agreement" shall mean the
Ocean State Power Amended and Restated General Partnership Agree-ment dated as of December 2, 1988, as amended, prior to giving effect to the amendments made herein, unless otherwise provided. Unless otherwise defined herein, all other capitalized terms used herein shall have the meaning set forth in the Partnership Agree-ment.

2. Amendments to the Partnership Agreement.

(a) Section 1 of the Partnership Agreement hereby is amended to read in its entirety as follows:

     "1. Parties.

         The parties to this Agreement shall be the following:

         1.1 EUA Ocean State Corporation, a Corporation organized under the laws of the State of Rhode Island with its principal offices and addresses at c/o Blackstone
    Valley Electric Co., Washington Highway, Lincoln, Rhode
    Island 02865.

         1.2 Narragansett Energy Resources Company, a corporation organized under the laws of the State of Rhode
    Island, with its principal offices and address at 280
    Melrose Street, Providence, Rhode Island 02901.

         1.3 TCPL Power Ltd., a corporation organized under the laws of the State of Rhode Island, with its principal offices and address at 123 Dyer Street, Providence, Rhode
    Island 02903.

         1.4 JMC Ocean State Corporation, a corporation organized under the laws of Rhode Island, with its principal offices and address at 1575 Sherman Farm Road, Rt. 98, Harrisville, Rhode Island 02830."

         (b) Schedule A to the Partnership Agreement hereby is amended to read in its entirety as set forth on Appendix A attached hereto.

         (c) Schedule B to the Partnership Agreement hereby is amended to read in its entirety as set forth in Appendix B at-tached hereto.

         3. Amendment Effective Date. This Amendment No. 3 shall be effective upon the filing and acceptance of an appropriate Certificate of Merger with and by the Secretary of State of Delaware and appropriate Articles of Merger with and by the Secretary of State of Rhode Island with respect to the merger of JMAI Power Corporation and Ocean State Power Company with and into JMC Ocean State Corporation.

         4. Further Assurances. Each of the Partners agree to execute and deliver all such other and additional instruments and documents and to do such other acts and things as may be reason-ably necessary to more fully effectuate this Amendment and carry on the Partnership business in accordance with the Partnership Agreement as amended by this Amendment.

         5. Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         6. Headings. The headings contained in this Amendment are for reference purposes only and shall not affect the meaning or interpretation of this Amendment or the Partnership Agreement.


         IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed by their duly authorized officers as of the date first written above.

ATTEST:

TCPL POWER LTD.

By
Title:

By
Title:

EUA OCEAN STATE CORPORATION

By
Title:

JMC OCEAN STATE CORPORATION

By
Title:

OCEAN STATE POWER COMPANY
(as merging partner)

By
Title:

JMAI POWER CORPORATION
(as merging partner)

By
Title:

Appendix A
OCEAN STATE POWER
AMENDED AND RESTATED GENERAL PARTNERSHIP AGREEMENT
SCHEDULE A

The Equity-Interests of the respective Partners in Ocean
State Power shall be as follows:
                                     Equity Interests
Partner                                 of Partners

TCPL Power Ltd.                           40.00%

EUA Ocean State Corporation               29.90%

Narragansett Energy Resources Company     20.00%

JMC Ocean State Corporation               10.10%

TOTAL                                    100.00%

Appendix B

OCEAN STATE POWER

AMENDED AND RESTATED GENERAL PARTNERSHIP AGREEMENT

SCHEDULE B

The Voting Interests of the respective Partners in Ocean
State Power from and after the Holding Company Act Applicability
Date (as defined in Section 8.11.1) shall be as follows:


                                     Voting Interests
Partner                                 of Partners

TCPL Power Ltd.                            9.9%

EUA Ocean State Corporation               49.51%

Narragansett Energy Resources Company     35.69%

JMC Ocean State Corporation                4.90%

TOTAL                                    100.00%